UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 28, 2011

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-9052	DPL INC. (An Ohio Corporation) 1065 Woodman Drive Dayton, Ohio 45432 937-224-6000	31-1163136

1-2385	The Dayton Power and Light Company (An Ohio Corporation) 1065 Woodman Drive Dayton, Ohio 45432 937-224-6000	31-0258470

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant (Dismissal and Appointment)

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by DPL Inc. (“DPL”) and The Dayton Power and Light Company (“DP&L”) on December 2, 2011 (the “Initial Form 8-K”), regarding the dismissal of KPMG, LLP (“KPMG”) as (i) DPL’s independent registered public accounting firm effective upon completion of KPMG’s audit procedures as of and with respect to the period ended November 27, 2011, and (ii) DP&L’s independent registered public accounting firm effective at the completion of KPMG’s audit of DP&L’s December 31, 2011 financial statements.

DPL and DP&L provided KPMG with a copy of the disclosures set forth in the Initial Form 8-K and requested that KPMG furnish each of DPL and DP&L with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements therein.

DPL and DP&L are filing this Form 8-K/A to file the letters from KPMG regarding the statements made by DPL and DP&L in the Initial Form 8-K.  A copy of the letters furnished by KPMG, dated December 9, 2011, are filed herewith as Exhibit 16.1 and Exhibit 16.2, respectively.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1

Letter to the Securities and Exchange Commission from KPMG, LLP, dated December 9, 2011, regarding the statements made by DPL Inc. in Item 4.01 of the Current Report on Form 8-K filed December 2, 2011.

16.2

Letter to the Securities and Exchange Commission from KPMG, LLP, dated December 9, 2011, regarding the statements made by The Dayton Power and Light Company in Item 4.01 of the Current Report on Form 8-K filed December 2, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: December 12, 2011	The Dayton Power and Light Company

/s/ Arthur G. Meyer
	Name:	Arthur G. Meyer
	Title:	Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

16.1

Letter to the Securities and Exchange Commission from KPMG, LLP, dated December 9, 2011, regarding the statements made by DPL Inc. in Item 4.01 of the Current Report on Form 8-K filed December 2, 2011.

16.2

Letter to the Securities and Exchange Commission from KPMG, LLP, dated December 9, 2011, regarding the statements made by The Dayton Power and Light Company in Item 4.01 of the Current Report on Form 8-K filed December 2, 2011.